                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of First Union Real Estate Equity and Mortgage Investments (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002                        /s/  Neil H. Koenig
                                               ---------------------------------
                                               Neil H. Koenig
                                               Principal Executive Officer


Date: November 14, 2002                        /s/ Neil H. Koenig
                                               ---------------------------------
                                               Neil H. Koenig
                                               Interim Chief Financial Officer


                                       29